Exhibit 99

Joint Filer Information

Date of Event Requiring Statement:	June 27, 2012
Issuer Name and Ticker or Trading Symbol:	Hampton Roads Bankshares, Inc. [HMPR]
Designated Filer:	Carlyle Group Management L.L.C.
Other Joint Filers:	The Carlyle Group L.P., Carlyle Holdings II GP L.L.C., Carlyle Holdings II L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman Investment Holdings Sub L.P., Carlyle Financial Services, Ltd., TCG Financial Services, L.P., Carlyle Financial Services Harbor, L.P.
Addresses:	The address of TC Group Cayman Investment Holdings, L.P., TC Group Cayman Investment Holdings Sub L.P., Carlyle Financial Services, Ltd. and TCG Financial Services, L.P. is c/o Walker Corporate Services Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9001, Cayman Islands. The address of each of the other reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.
Dated: June 28, 2012
Signatures:

CARLYLE GROUP MANAGEMENT L.L.C.

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

THE CARLYLE GROUP L.P.

By: Carlyle Group Management L.L.C.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

CARLYLE HOLDINGS II GP L.L.C.

By: The Carlyle Group L.P.,
        its managing member

By: Carlyle Group Management L.L.C.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

CARLYLE HOLDINGS II L.P.

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS L.P.

By: Carlyle Holdings II L.P.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.

By: TC Group Cayman Investment Holdings L.P.,
        its general partner

By: Carlyle Holdings II L.P.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Chairman

CARLYLE FINANCIAL SERVICES, LTD.

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Director

TCG FINANCIAL SERVICES, L.P.

By: Carlyle Financial Services, Ltd.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Director

CARLYLE FINANCIAL SERVICES HARBOR, L.P.

By: TCG Financial Services, L.P.,
        its general partner

By: Carlyle Financial Services, Ltd.,
        its general partner

By: /s/ R. Rainey Hoffman, attorney-in-fact
Name: Daniel D’Aniello
Title: Director